UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February, 29

Date of reporting period: August 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2012

Semi-Annual Repor t

Western Asset

California

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset California Municipals Fund

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset California Municipals Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset California Municipals Fund for the six-month reporting period ended August 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Dennis J. McNamara. Mr. Fare has been responsible for the day-to-day management of the Fund since 2004, Messrs. Walsh and Amodeo since 2007 and Mr. McNamara since September 2012. Messrs. Fare, Walsh, Amodeo and McNamara have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

Western Asset California Municipals Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended August 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year.

The job market remained weak. While there was some modest improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined over the next two months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May and 8.3% in July, before dipping to 8.1% in August.

Meanwhile the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 7.8% on a seasonally adjusted basis in August 2012 versus the previous month. This represented the largest increase in 27 months. In addition, the NAR reported that the median existing-home price for all housing types was $187,400 in July 2012, up 9.5% from July 2011. This marked the sixth consecutive month that home prices rose compared to the same period a year earlier and was the largest year-over-year increase since January 2006.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. The Institute for Supply Management’s PMI (“PMI”)ii in February 2012 was 52.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector initially rose and reached 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it fell to 49.6 in August, and remained in contraction territory.

IV	Western Asset California Municipals Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September, after the reporting period ended, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that it would further extend Operation Twist and keep the federal funds rate on hold until at least mid-2015.

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.30% and 1.98%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first month of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then generally moved lower given renewed fears over the European sovereign debt crisis. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Fed actions to stimulate the economy. When the reporting period ended on August 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.57%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was robust over the first month of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, while the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then generally rallied over the next three months as investor sentiment improved.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market performed largely in line with its taxable bond counterpart during the six months ended August 31, 2012. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Indexvii returned 2.94% and 2.97%, respectively. The municipal bond market was supported by generally solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states

Western Asset California Municipals Fund	V

made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended August 31, 2012, Class A shares of Western Asset California Municipals Fund, excluding sales charges, returned 3.14%. The Fund’s unmanaged benchmark, the Barclays California Municipal Bond Indexviii, returned 3.24% for the same period. The Lipper California Municipal Debt Funds Category Average1 returned 4.10% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2012 (unaudited)
(excluding sales charges)	6 months
Western Asset California Municipals Fund:
Class A	3.14%
Class B2	2.76%
Class C	2.79%
Class I	3.15%
Barclays California Municipal Bond Index	3.24%
Lipper California Municipal Debt Funds Category Average[1]	4.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended August 31, 2012 for Class A, Class B, Class C and Class I shares were 3.10%, 2.52%, 2.68% and 3.38%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 1, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.71%, 1.44%, 1.28% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Western Asset California Municipals Fund

Investment commentary (cont’d)

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Western Asset California Municipals Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2012 and February 29, 2012 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset California Municipals Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2012 and held for the six months ended August 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.14%	$1,000.00	$1,031.40	0.71%	$3.64	Class A	5.00%	$1,000.00	$1,021.63	0.71%	$3.62
Class B	2.76	1,000.00	1,027.60	1.45	7.41	Class B	5.00	1,000.00	1,017.90	1.45	7.37
Class C	2.79	1,000.00	1,027.90	1.27	6.49	Class C	5.00	1,000.00	1,018.80	1.27	6.46
Class I	3.15	1,000.00	1,031.50	0.57	2.92	Class I	5.00	1,000.00	1,022.33	0.57	2.91

[1]	For the six months ended August 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset California Municipals Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — August 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

4	Western Asset California Municipals Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

Western Asset California Municipals Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

August 31, 2012

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.5%
Education — 3.0%
California EFA Revenue, Occidental College	5.300%	10/1/38	$8,320,000	$9,065,805
California Municipal Finance Authority Revenue, Biola University	5.800%	10/1/28	2,500,000	2,765,950
California State University Revenue, Systemwide, AGM	5.000%	11/1/39	4,000,000	4,335,000
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/22	1,335,000	1,530,404
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/23	1,410,000	1,599,673
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/24	1,440,000	1,623,298
Total Education				20,920,130
Health Care — 17.7%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	7,500,000	8,870,775
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/39	3,000,000	3,250,140
Marshall Hospital, CMI	5.250%	11/1/18	2,500,000	2,508,675
Providence Health & Services	6.500%	10/1/38	3,680,000	4,490,189
Stanford Hospital & Clinics	5.250%	11/15/40	7,500,000	8,574,300
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/30	4,940,000	5,490,118
Catholic Healthcare West	5.625%	7/1/35	6,000,000	6,736,200
Enloe Medical Center, CMI	6.250%	8/15/33	17,475,000	19,722,634
FHA, Methodist Hospital Project	6.750%	2/1/38	10,000,000	12,329,100
Health Facility Adventist Health System	5.000%	3/1/35	4,000,000	4,123,360
Health Facility Los Angeles Jewish Home for the Aging, CMI	5.000%	11/15/37	6,035,000	6,181,590
John Muir Health	5.125%	7/1/39	7,000,000	7,547,890
Kaiser Permanente	5.000%	4/1/42	10,000,000	10,887,900
St. Joseph Health System, NATL	5.125%	7/1/24	5,695,000	6,443,722
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,500,000	6,673,645
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,391,500
Total Health Care				125,221,738
Housing — 0.1%
California Housing Finance Agency Revenue, MFH III, NATL	5.850%	8/1/17	665,000	665,426	(a)
California Rural Home Mortgage Financing Authority, Single-Family Mortgage Revenue, Mortgage-Backed Securities, GNMA/FNMA-Collateralized	6.000%	12/1/31	55,000	55,000	(a)
Total Housing				720,426

See Notes to Financial Statements.

6	Western Asset California Municipals Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 4.8%
California PCFA Revenue, San Diego Gas & Electric Co.	6.800%	6/1/15	$1,500,000	$1,659,405	(a)
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	10,970,000	12,187,670
Southern California Public Power Authority, Project Number 1	5.000%	11/1/33	12,410,000	12,904,911
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.625%	10/1/29	6,000,000	7,046,040
Total Industrial Revenue				33,798,026
Leasing — 6.8%
Anaheim, CA, COP, Regular Fixed Option Bonds, NATL	6.200%	7/16/23	2,000,000	2,002,980
California State Public Works Board, Lease Revenue, Department of Corrections, NATL	5.000%	9/1/21	2,500,000	2,504,275
Escondido, CA, Union High School District, COP, NATL/FGIC	5.000%	9/1/37	15,000	15,748
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	4,000,000	4,454,760
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	6,000,000	6,278,640
Modesto, CA, Irrigation District, COP, Capital Improvements	5.750%	10/1/34	15,000,000	16,676,700
Palm Springs, CA, Financing Authority, Lease Revenue, Convention Center Project, NATL	5.500%	11/1/29	4,500,000	4,774,185
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Youth Services Campus	5.000%	7/15/36	2,000,000	2,167,500
Santa Ana, CA Financing Authority, Lease Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	2,875,000	3,372,777
Southern California Water Replenishment District Revenue, COP	6.000%	8/1/38	5,340,000	5,985,713
Total Leasing				48,233,278
Local General Obligation — 1.4%
Corona-Norca, CA, USD, GO:
AGM	0.000%	8/1/39	18,000,000	4,453,020
AGM	5.500%	8/1/39	5,000,000	5,660,750
Total Local General Obligation				10,113,770
Other — 1.2%
California State MFA Revenue:
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.625%	1/1/32	1,000,000	1,026,070
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.875%	1/1/42	2,000,000	2,051,560
Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, NATL	5.000%	2/1/21	5,550,000	5,550,999
Total Other				8,628,629

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	7

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Power — 12.8%
Chula Vista, CA, IDR, San Diego Gas & Electric Co.	5.875%	2/15/34	$16,610,000	$19,601,959
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	7,690,000	8,420,550
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	6,000,000	6,835,320
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,617,750
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	35,000,000	44,604,700
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	2,300,000	2,386,388
Santa Clara, CA, Electric Revenue	5.375%	7/1/29	1,555,000	1,801,374
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	3,500,000	3,940,510
Total Power				90,208,551
Pre-Refunded/Escrowed to Maturity — 20.1%
California Health Facilities Financing Authority Revenue, Providence Health & Services	6.500%	10/1/38	70,000	93,103	(b)
Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.750%	5/1/22	240,000	297,586	(a)(c)
Lodi, CA, Wastewater Systems Revenue, COP, NATL	5.000%	10/1/23	1,720,000	1,886,651	(b)
Martinez, CA, Home Mortgage Revenue, UGRIC	10.750%	2/1/16	40,000	46,732	(c)
Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project No. 1, NATL	5.800%	8/1/23	2,670,000	3,218,204	(c)
Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, NATL	0.000%	10/1/16	6,000,000	5,777,700	(c)
Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS & RIBS, NATL	6.368%	7/1/22	1,670,000	2,097,987	(c)
Riverside County, CA, Single-Family Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.800%	5/1/21	1,000,000	1,448,810	(a)(c)
Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized	8.000%	7/1/16	1,500,000	1,884,120	(a)(c)
San Bernardino County, CA, COP, Capital Facilities Project	6.875%	8/1/24	2,000,000	2,862,560	(c)
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	20,000	21,258	(c)
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
Senior Lien	0.000%	1/1/16	60,000,000	58,605,000	(c)
Senior Lien	0.000%	1/1/17	17,500,000	16,805,250	(c)
Senior Lien	0.000%	1/1/18	25,000,000	23,483,250	(c)
Senior Lien	0.000%	1/1/19	20,000,000	18,243,400	(c)
San Marcos, CA, PFA, Public Facilities Revenue	0.000%	1/1/19	4,310,000	3,889,775	(c)

See Notes to Financial Statements.

8	Western Asset California Municipals Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — continued
Sequoia, CA, Hospital District Revenue	5.375%	8/15/23	$1,250,000	$1,445,537	(c)
Total Pre-Refunded/Escrowed to Maturity				142,106,923
Special Tax Obligation — 10.0%
Corona-Norco, CA, USD, Special Tax, Community Facilities District No. 98-1, NATL	5.500%	9/1/33	5,000,000	5,050,550
La Quinta, CA, RDA, Tax Allocation, Redevelopment Project, Area No. 1, AMBAC	5.125%	9/1/32	6,500,000	6,555,445
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,567,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	5,000,000	5,382,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	10,000,000	10,793,000
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Development Project, AGM, Refunding	5.250%	9/1/20	1,500,000	1,503,510
Riverside County, CA, Transportation Commission Sales Tax Revenue, Ltd. Tax	5.000%	6/1/32	20,000,000	22,507,200
Sacramento, CA, Area Flood Control Agency, Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	10,000,000	11,175,800	(d)
Santa Margarita-Dana Point, CA, Authority Revenue, Water Improvement Districts 3, 3A, 4, & 4A, NATL	7.250%	8/1/14	1,500,000	1,632,135
Total Special Tax Obligation				70,168,190
Transportation — 17.9%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	5.000%	4/1/34	4,175,000	4,668,360
San Francisco Bay Area	5.000%	4/1/39	15,815,000	17,366,293
Fresno, CA, Airport Revenue, AGM	5.500%	7/1/30	1,250,000	1,252,587
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	17,500,000	19,457,250
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	16,000,000	18,048,320
Sacramento County, CA, Airport System Revenue:
AGM	5.750%	7/1/24	5,000,000	5,666,150	(a)
PFC, Grant	6.000%	7/1/35	20,000,000	23,134,800
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/40	10,000,000	10,846,900
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	10,000,000	11,283,100
San Jose, CA, Airport Revenue:
AMBAC	5.000%	3/1/33	8,635,000	9,142,652
AMBAC	5.000%	3/1/37	5,000,000	5,213,900
Total Transportation				126,080,312

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	9

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 1.7%
Clovis, CA, Sewer Revenue, NATL	5.200%	8/1/28	$6,000,000	$6,056,040
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	6,000,000	6,050,580
Total Water & Sewer				12,106,620
Total Investments before Short-Term Investments (Cost — $583,043,318)				688,306,593
Short-Term Investments — 1.8%
Education — 0.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, California Alumni Association Project, LOC-Bank of America N.A.	0.260%	4/1/34	600,000	600,000	(e)(f)
General Obligation — 0.1%
California State, GO, LOC-JPMorgan Chase	0.180%	5/1/33	800,000	800,000	(e)(f)
Health Care — 1.6%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.270%	7/1/38	11,600,000	11,600,000	(e)(f)
Industrial Revenue — 0.0%
California Statewide CDA, A&B Die Casting Corp., LOC-Bank of America N.A.	1.350%	4/1/23	200,000	200,000	(a)(e)(f)
Total Short-Term Investments (Cost — $13,200,000)				13,200,000
Total Investments — 99.3% (Cost — $596,243,318#)				701,506,593
Other Assets in Excess of Liabilities — 0.7%				4,604,805
Total Net Assets — 100.0%				$706,111,398

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation

See Notes to Financial Statements.

10	Western Asset California Municipals Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset California Municipals Fund

EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
RDA	— Redevelopment Agency
RIBS	— Residual Interest Bonds
SAVRS	— Selected Auction Variable Rate Securities
SPA	— Standby Bond Purchase Agreement — Insured Bonds
UGRIC	— United Guaranty Residential Insurance Company — Insured Bonds
USD	— Unified School District

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	17.2%
AA/Aa	31.7
A	37.8
BBB/Baa	10.2
A-1/VMIG 1	1.9
NR	1.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

August 31, 2012

Assets:
Investments, at value (Cost — $596,243,318)	$701,506,593
Cash	45,316
Interest receivable	6,992,070
Receivable for Fund shares sold	540,411
Prepaid expenses	50,008
Total Assets	709,134,398

Liabilities:
Payable for Fund shares repurchased	2,138,288
Investment management fee payable	295,480
Payable to broker — variation margin on open futures contracts	175,875
Distributions payable	144,236
Service and/or distribution fees payable	126,156
Trustees’ fees payable	9,444
Accrued expenses	133,521
Total Liabilities	3,023,000
Total Net Assets	$706,111,398

Net Assets:
Par value (Note 7)	$411
Paid-in capital in excess of par value	649,658,745
Undistributed net investment income	481,551
Accumulated net realized loss on investments and futures contracts	(49,242,753)
Net unrealized appreciation on investments and futures contracts	105,213,444
Total Net Assets	$706,111,398

Shares Outstanding:
Class A	33,122,814
Class B	283,445
Class C	5,042,661
Class I	2,694,900

Net Asset Value:
Class A (and redemption price)	$17.17
Class B*	$17.08
Class C*	$17.12
Class I (and redemption price)	$17.17
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.93

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Western Asset California Municipals Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended August 31, 2012

Investment Income:
Interest	$17,660,418

Expenses:
Investment management fee (Note 2)	1,738,086
Service and/or distribution fees (Notes 2 and 5)	742,290
Transfer agent fees (Note 5)	85,580
Legal fees	37,463
Fund accounting fees	33,902
Registration fees	29,236
Audit and tax	18,562
Shareholder reports	15,508
Insurance	7,478
Trustees’ fees	6,001
Custody fees	1,880
Miscellaneous expenses	3,236
Total Expenses	2,719,222
Net Investment Income	14,941,196

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	606,947
Futures contracts	(2,224,001)
Net Realized Loss	(1,617,054)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,815,190
Futures contracts	(49,831)
Change in Net Unrealized Appreciation (Depreciation)	7,765,359
Net Gain on Investments and Futures Contracts	6,148,305
Increase in Net Assets from Operations	$21,089,501

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended August 31, 2012 (unaudited) and the Year Ended February 29, 2012	August	February

Operations:
Net investment income	$14,941,196	$30,815,489
Net realized gain (loss)	(1,617,054)	4,954,122
Change in net unrealized appreciation (depreciation)	7,765,359	67,488,109
Increase in Net Assets From Operations	21,089,501	103,257,720

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(14,850,876)	(30,681,365)
Decrease in Net Assets From Distributions to Shareholders	(14,850,876)	(30,681,365)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	41,293,837	97,089,137
Reinvestment of distributions	14,030,804	28,958,336
Cost of shares repurchased	(53,842,644)	(178,316,045)
Increase (Decrease) in Net Assets From Fund Share Transactions	1,481,997	(52,268,572)
Increase in Net Assets	7,720,622	20,307,783

Net Assets:
Beginning of period	698,390,776	678,082,993
End of period*	$706,111,398	$698,390,776
* Includes undistributed net investment income of:	$481,551	$391,231

See Notes to Financial Statements.

14	Western Asset California Municipals Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2012[3]	2011	2010	2009	2008[4]

Net asset value, beginning of period	$17.01	$15.29	$16.02	$15.17	$15.74	$16.60

Income (loss) from operations:
Net investment income	0.37	0.74	0.75	0.75	0.73	0.72
Net realized and unrealized gain (loss)	0.16	1.71	(0.73)	0.87	(0.58)	(0.86)
Total income (loss) from operations	0.53	2.45	0.02	1.62	0.15	(0.14)

Less distributions from:
Net investment income	(0.37)	(0.73)	(0.75)	(0.75)	(0.72)	(0.72)
Net realized gains	—	—	—	(0.02)	—	—
Total distributions	(0.37)	(0.73)	(0.75)	(0.77)	(0.72)	(0.72)

Net asset value, end of period	$17.17	$17.01	$15.29	$16.02	$15.17	$15.74
Total return[5]	3.14%	16.43%	0.04%	10.94%	0.96%	(0.94)%

Net assets, end of period (millions)	$569	$570	$565	$679	$702	$657

Ratios to average net assets:
Gross expenses	0.71%[6]	0.71%	0.70%	0.69%	0.68%	0.70%
Net expenses[7]	0.71 [6]	0.71	0.70	0.69	0.68 [8,9]	0.68 [8,9]
Net investment income	4.31 [6]	4.60	4.71	4.77	4.66	4.39

Portfolio turnover rate	3%	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2012 (unaudited).

[3]	For the year ended February 29, 2012.

[4]	For the year ended February 29, 2008.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 0.68% from March 2, 2007 to July 1, 2008.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2012[2]	2012[3]	2011	2010	2009	2008[4]

Net asset value, beginning of period	$16.92	$15.30	$15.99	$15.15	$15.72	$16.58

Income (loss) from operations:
Net investment income	0.31	0.62	0.65	0.65	0.64	0.63
Net realized and unrealized gain (loss)	0.15	1.71	(0.73)	0.87	(0.57)	(0.86)
Proceeds from settlement of a regulatory matter	—	—	0.09	—	—	—
Total income (loss) from operations	0.46	2.33	0.01	1.52	0.07	(0.23)

Less distributions from:
Net investment income	(0.30)	(0.71)	(0.70)	(0.66)	(0.64)	(0.63)
Net realized gains	—	—	—	(0.02)	—	—
Total distributions	(0.30)	(0.71)	(0.70)	(0.68)	(0.64)	(0.63)

Net asset value, end of period	$17.08	$16.92	$15.30	$15.99	$15.15	$15.72
Total return[5]	2.76%	15.57%	(0.01)%[6]	10.23%	0.41%	(1.47)%

Net assets, end of period (millions)	$5	$6	$9	$16	$23	$32

Ratios to average net assets:
Gross expenses	1.45%[7]	1.44%	1.31%	1.28%	1.23%	1.23%
Net expenses[8]	1.45 [7]	1.44	1.31	1.28	1.22 [9,10]	1.21 [9,10]
Net investment income	3.57 [7]	3.89	4.08	4.19	4.11	3.85

Portfolio turnover rate	3%	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2012 (unaudited).

[3]	For the year ended February 29, 2012.

[4]	For the year ended February 29, 2008.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.60)%. Class B received $80,841 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 1.21% from March 2, 2007 to July 1, 2008.

See Notes to Financial Statements.

16	Western Asset California Municipals Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2012[3]	2011	2010	2009	2008[4]

Net asset value, beginning of period	$16.97	$15.25	$15.98	$15.13	$15.70	$16.56

Income (loss) from operations:
Net investment income	0.32	0.65	0.66	0.66	0.64	0.63
Net realized and unrealized gain (loss)	0.15	1.71	(0.73)	0.87	(0.58)	(0.87)
Total income (loss) from operations	0.47	2.36	(0.07)	1.53	0.06	(0.24)

Less distributions from:
Net investment income	(0.32)	(0.64)	(0.66)	(0.66)	(0.63)	(0.62)
Net realized gains	—	—	—	(0.02)	—	—
Total distributions	(0.32)	(0.64)	(0.66)	(0.68)	(0.63)	(0.62)

Net asset value, end of period	$17.12	$16.97	$15.25	$15.98	$15.13	$15.70
Total return[5]	2.79%	15.80%	(0.53)%	10.33%	0.38%	(1.52)%

Net assets, end of period (millions)	$86	$84	$77	$84	$71	$54

Ratios to average net assets:
Gross expenses	1.27%[6]	1.28%	1.26%	1.26%	1.24%	1.25%
Net expenses[7]	1.27 [6]	1.28	1.26	1.26	1.24	1.25
Net investment income	3.75 [6]	4.03	4.14	4.20	4.10	3.82

Portfolio turnover rate	3%	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2012 (unaudited).

[3]	For the year ended February 29, 2012.

[4]	For the year ended February 29, 2008.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2012[2]	2012[3]	2011	2010	2009	2008[4]

Net asset value, beginning of period	$17.02	$15.29	$16.02	$15.17	$15.74	$16.61

Income (loss) from operations:
Net investment income	0.38	0.76	0.77	0.77	0.74	0.70
Net realized and unrealized gain (loss)	0.15	1.73	(0.73)	0.87	(0.56)	(0.84)
Total income (loss) from operations	0.53	2.49	0.04	1.64	0.18	(0.14)

Less distributions from:
Net investment income	(0.38)	(0.76)	(0.77)	(0.77)	(0.75)	(0.73)
Net realized gains	—	—	—	(0.02)	—	—
Total distributions	(0.38)	(0.76)	(0.77)	(0.79)	(0.75)	(0.73)

Net asset value, end of period	$17.17	$17.02	$15.29	$16.02	$15.17	$15.74
Total return[5]	3.15%	16.64%	0.14%	11.09%	1.11%	(0.90)%

Net assets, end of period (millions)	$46	$38	$27	$9	$6	$3

Ratios to average net assets:
Gross expenses	0.57%[6]	0.59%	0.57%	0.62%	0.52%	0.58%[6]
Net expenses[7]	0.57 [6,8]	0.59 [8,9]	0.57 [8]	0.56 [8,9]	0.52 [10]	0.54 [6,9,10]
Net investment income	4.46 [6]	4.71	4.84	4.89	4.81	4.37 [6]

Portfolio turnover rate	3%	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2012 (unaudited).

[3]	For the year ended February 29, 2012.

[4]	For the period March 2, 2007 (inception date) to February 29, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 0.55% from March 2, 2007 to July 1, 2008.

See Notes to Financial Statements.

18	Western Asset California Municipals Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset California Municipals Fund (formerly know as Legg Mason Western Asset California Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Western Asset California Municipals Fund 2012 Semi-Annual Report	19

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Western Asset California Municipals Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$688,306,593	—	$688,306,593
Short-term investments†	—	13,200,000	—	13,200,000
Total investments	—	$701,506,593	—	$701,506,593

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$49,831	—	—	$49,831

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset California Municipals Fund 2012 Semi-Annual Report	21

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

22	Western Asset California Municipals Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2012, LMIS and its affiliates received sales charges of $31,658 on sales of the Fund’s Class A shares. In addition, for the six months ended August 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$76	$1,905	$2,516

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007.

Western Asset California Municipals Fund 2012 Semi-Annual Report	23

This change had no effect on fees previously deferred. This change had no effect on fees previously deferred. As of August 31, 2012, the Fund had accrued $121 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,229,949
Sales	21,622,601

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$105,299,372
Gross unrealized depreciation	(36,097)
Net unrealized appreciation	$105,263,275

At August 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. treasury 30-year bonds	201	9/12	$30,200,669	$30,250,500	$(49,831)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2012.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$49,831

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

24	Western Asset California Municipals Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,224,001)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(49,831)

During the six months ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	21,324,844

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$428,456	$58,652
Class B	16,416	6,527
Class C	297,418	13,702
Class I	—	6,699
Total	$742,290	$85,580

Western Asset California Municipals Fund 2012 Semi-Annual Report	25

6. Distributions to shareholders by class

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Net Investment Income:
Class A	$12,250,264	$25,703,014
Class B	89,632	299,775
Class C	1,583,049	3,131,266
Class I	927,931	1,547,310
Total	$14,850,876	$30,681,365

7. Shares of beneficial interest

At August 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2012		Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,338,579	$22,795,984	3,974,027	$63,800,911
Shares issued on reinvestment	687,057	11,714,789	1,525,861	24,566,851
Shares repurchased	(2,421,983)	(41,234,866)	(8,913,379)	(142,815,909)
Net decrease	(396,347)	$(6,724,093)	(3,413,491)	$(54,448,147)

Class B
Shares sold	807	$13,745	9,615	$149,898
Shares issued on reinvestment	4,965	84,188	17,636	281,457
Shares repurchased	(37,481)	(633,441)	(295,524)	(4,685,553)
Net decrease	(31,709)	$(535,508)	(268,273)	$(4,254,198)

Class C
Shares sold	312,367	$5,319,239	604,726	$9,868,063
Shares issued on reinvestment	82,945	1,410,324	171,230	2,752,165
Shares repurchased	(321,193)	(5,451,182)	(862,301)	(13,768,348)
Net increase (decrease)	74,119	$1,278,381	(86,345)	$(1,148,120)

Class I
Shares sold	770,496	$13,164,869	1,450,980	$23,270,265
Shares issued on reinvestment	48,168	821,503	83,971	1,357,863
Shares repurchased	(381,770)	(6,523,155)	(1,057,870)	(17,046,235)
Net increase	436,894	$7,463,217	477,081	$7,581,893

26	Western Asset California Municipals Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Capital loss carryforward

As of February 29, 2012, the Fund had a net capital loss carryforward of approximately $47,991,068, of which $7,928,805 expires in 2013, $1,417,903 expires in 2014, $33,351,742 expires in 2018 and $5,292,618 expires in 2019. These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset California Municipals Fund 2012 Semi-Annual Report	27

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset

California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken
Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset California Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Western Asset California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIP

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end fund managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0434 10/12 SR12-1775

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2012